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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): November 5, 2003


        CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to dated as of November 1, 2003, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2003-5).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)


      Delaware                        333-109272                95-4596514
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


   4500 Park Granada
  Calabasas, California                                           91302
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  (Address of Principal                                         (Zip Code)
  Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237


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Item 5.    Other Events.
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Filing of Computational Materials
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     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 2003-5.

     In connection with the offering of the Asset-Backed Certificates, Series 2003-5, Countrywide Securities Corporation ("CSC"), as underwriter of the Offered Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed as Exhibits 99.1, 99.2, 99.3 and
99.4 hereto, are filed on Form SE dated November 7, 2003.









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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-5.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

               99.1 Countrywide Securities Corporation Computational Materials filed on Form SE dated November 7, 2003.

               99.2 Countrywide Securities Corporation Computational Materials filed on Form SE dated November 7, 2003.

               99.3 Countrywide Securities Corporation Computational Materials filed on Form SE dated November 7, 2003.

               99.4 Countrywide Securities Corporation Computational Materials filed on Form SE dated November 7, 2003.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.



                                    By: /s/ Celia Coulter
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                                    Name:  Celia Coulter
                                    Title: Vice President



Dated:  November 7, 2003

Exhibit Index
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Exhibit
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99.1     CSC Computational Materials filed on Form SE dated
         November 7, 2003.

99.2     CSC Computational Materials filed on Form SE dated
         November 7, 2003.

99.3     CSC Computational Materials filed on Form SE dated
         November 7, 2003.

99.4     CSC Computational Materials filed on Form SE dated
         November 7, 2003.